UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2006

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10689	13-2842791
(State or other	(Commission file number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (212) 354-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 13, 2006, Liz Claiborne, Inc. announced that it has completed the purchase of all the equity interest in Kate Spade LLC (“Kate Spade”) for a purchase price of approximately $124 million. Based in New York City, Kate Spade is a designer, marketer, wholesaler and retailer of fashion accessories for women and men through its kate spade® and JACK SPADE® brands.

The Press Release (which is attached hereto as Exhibit 99.1) is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Dated: December 15, 2006	By:	/s/ Michael Scarpa
	Name:	Michael Scarpa
	Title:	Senior Vice President- Finance and Distribution and
Chief Financial Officer

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated December 13, 2006.